ORIGINAL

KOLL BUSINESS CENTER LEASE

First AMENDMENT TO LEASE
ADDITION/~~DELETION~~ OF SQUARE FEET

That certain Lease dated August 30, 1993 by and between Teachers Insurance & Annuity Association, a New York Corporation, Landlord, and Procyte Corporation, a Washington Corporation, Tenant, for the premises located at 8511 154th Avenue N.E. Redmond, WA 98052, Building A, Unit 8511, is amended this 17th day of January, 19 94 solely as hereinafter described.

Effective the 1st day of April, 19 94 the portions of the Lease as numbered below shall be amended to read as follows:

1.03. TENANT: Procyte Corporation, a Washington Corporation

Trade Name: Procyte Corporation

1.04. Address (Leased Premises): 8511 154th Avenue N.E.
Redmond, WA 98052 Building/Unit: A/8511

Address (For Notices): 8511 154th Avenue N.E.
Redmond, WA 98052

1.04. PREMISES AREA: 16,563 Rentable Square Feet

1.04. PROJECT AREA: 35,722 Square Feet

PREMISES PERCENT OF PROJECT: 46%

1.13. BASE MONTHLY RENT: $ 6,064.00

RENT ADJUSTMENT:

LANDLORD / TENANT (2) Step Increase. If this provision is initialed, the step adjustment provisions of Section 4.b(2) apply as follows:

Effective Date of Rent Increase	New Base Monthly Rent
April 1, 19 94	$ 10,252.00
January 1, 19 97	$ 10,650.00
April 1, 19 97	$ 10,914.00
January 1, 19 99	$ 11,510.00
April 1, 19 99	$ 11,740.00

ANNUAL EXPENSE BASE:
Expense Rate $
Premises Area Square Feet X
Annual Expense Base $

1.11. TOTAL SECURITY DEPOSIT: $ ~~11,740.00~~ 9,399.00 [initials] 1/24/94 [initials], including a $ 0.00 non-refundable cleaning fee of which $7,058 has been previously deposited with Landlord.

PREMISES. Landlord leases to Tenant the premises described in Section 1 and in Exhibit A-1, (the "Premises"), located in this project described on Exhibit B-1 (the "Project"). Landlord reserves the right to modify Tenant's percentage of the Project as set forth in Section 1 if the Project size is increased through the development of additional property. By entry on the Premises, Tenant acknowledges that it has examined the Premises and accepts the Premises in their present condition, subject to any additional work Landlord has agreed to do.

All other terms and conditions of the above described Lease shall remain in full force and effect. See Sections 15.01 through 18.01 attached.

Landlord: Teachers Insurance & Annuity Association

By [signature] [initials]
JAMES P. GAROFALO
ASSISTANT SECRETARY

Tenant: Procyte Corporation

By [signature] Director of Finance

By

KOLL

KBC 3/88

Sections 15.01 through 18.01 are attached to and made part of that certain Lease dated April 30, 1993 between Teachers Insurance & Annuity Association, a New York Corporation, as Landlord, and ProCyte Corporation, a Washington Corporation, as Tenant, covering the Property commonly known as 8511 154th Avenue N.E. (the "Lease"). The terms used in these Sections shall have the same definitions as set forth in the Lease. The provisions of these Sections shall prevail over any inconsistent or conflicting provisions of the Lease.

Section 15.01 **Option Payment**

Landlord shall apply Tenant's Option Payment of $4,188 pursuant to the Option Agreement dated January 17, 1994 to base monthly rent for April 1994.

Section 16.01 **Tenant Improvements**

Tenant shall accept Expansion Space in "as is" condition.

Section 17.01 **First Right of Opportunity**

Landlord hereby grants Tenant First Right of Opportunity on all other leasable space in Building A of WestPark, subordinate to all other pre-existing Building A Tenant's rights.

Section 18.01 **Tenant Warranty**

Tenant warrants that all necessary corporate or other actions have been duly taken to permit it to enter into this Amendment to Lease and that the undersigned officer of Tenant has been duly authorized and instructed to execute this Amendment to Lease.

ORIGINAL

OPTION AGREEMENT

This Option Agreement is made this 17th day of January, 1994, by and between Teachers Insurance & Annuity Association, a New York Corporation, as Landlord and Procyte Corporation, a Washington Corporation, as Tenant.

Whereas, Landlord and Tenant desire to enter into this Option Agreement for Lease space located in Building A, 8519 - 154th Avenue N.E., Redmond, Washington, as legally described in the First Amendment to Lease ("Expansion Space").

Now, therefore, in consideration of the covenants and agreements contained herein, the parties hereby mutually agree as follows:

1. As consideration for the Landlord granting the Option to Lease Expansion Space under the terms and conditions set forth in the First Amendment to Lease dated January 17, 1994, and attached hereto, Tenant agrees to pay $4,188.00 ("Option Payment") to Landlord upon signing this Option Agreement. Such Option Payment shall be non-refundable.

2. Tenant shall have until 5:00 p.m. on March 31, 1994, to provide written notice to Landlord to exercise the Option to Lease Expansion Space. If Tenant does not exercise the Option to Lease Expansion Space as described above, (i) the Option to Lease Expansion Space shall be null and void and Landlord shall be free to lease the Expansion Space to any third party, and (ii) the Landlord shall be entitled to retain the Option Payment; however, the Option to Lease said space under Rider 4 of the Lease dated August 30, 1993, shall remain unchanged.

3. If the Option to Lease Expansion Space is exercised as and when set forth above, (i) the Tenant shall immediately execute and deliver to Landlord four (4) original copies of the First Amendment to Lease (with signatures notarized) which shall set forth the terms and conditions of the Lease for the Expansion Space and (ii) the Option Payment shall be applied to the first month of Monthly Base Rent (April 1994) as further described in the First Amendment to Lease.

4. Assignment of this Option Agreement is prohibited.

5. No trustee, officer, employee, agent, or individual partner of Landlord, or its constituent entities, shall be personally liable for any obligation of Landlord hereunder, and Tenant must look solely to the interests of Landlord, or its constituent entities in the subject real estate, for the enforcement of any claims against Landlord arising hereunder.

6. Tenant warrants that all necessary corporate actions have been duly taken to permit Tenant to enter into this Option Agreement and that the undersigned officer of Tenant has been duly authorized and instructed to execute this Option Agreement.

Acknowledged and Agreed:

Landlord
Teachers Insurance & Annuity Association, a New York Corporation

By: [signature]
JAMES P. GAROFALO
Its: ASSISTANT SECRETARY

Date: 8/15/94

Acknowledged and Agreed:

Tenant
Procyte Corporation, a Washington Corporation

By: [signature]

Its: Director of Finance

Date: 1/24/94

EXHIBIT A-1
EXPANSION SPACE



Office Area: 3079 SF
Shell Area: 3542 SF
Total Area: 6621 SF

FLOOR PLAN

BUILDING: A
8519 154TH AVE NE
Redmond, Wa. 98052


SITE

WESTPARK

TEACHERS INSURANCE & ANNUITY ASSOCIATION
KOLL MANAGEMENT SERVICES
8449 154TH Avenue NE
Redmond, Washington 98052
(206) 881-5975 fax:881-4234

DECEMBER 1993

STATE OF WASHINGTON)

)ss:

COUNTY OF KING)

I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgement is the person whose true signature appears on this document.

On this 25TH day of JANUARY, 19 95 before me personally appeared DAVID FULLE to be known to be the DIRECTOR of FINANCE, the Corporation that executed the within and foregoing instrument, and acknowledge the said instrument to be the free and voluntary act and deed of said Corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said Corporation.

WITNESS my hand and seal hereto affixed the day and year first above written.

Patricia L. Reed

NOTARY PUBLIC in and for
the State of WASHINGTON
Residing at KING COUNTY
My commission expires 12/20/95

STATE OF NEW YORK

COUNTY OF QUEENS

I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgement is the person whose true signature appears on this document.

On this 15th day of August, 1994, before me personally appeared James Garofalo to be known to be the Assistant Secretary of Teachers Insurance and Annuity Association, the Corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said Corporation, and on oath stated that he was authorized to execute said instrument and that the seal affixed, if any is the corporate seal of said Corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Maryanne Mazzone

Notary Public in and for the said County and State

MARYANNE MAZZONE
Notary Public, State of New York
No. 41-5004890
Qualified in Queens County
Commission Expires Nov. 23, 1994

My Commission Expires: ____________

My County of Residence is: Nassau

ORIGINAL

SECOND AMENDMENT TO LEASE

This Second Amendment to Lease (the "Second Amendment") is made this 28th day of February, 1997, by and between Teachers Insurance & Annuity Association ("Landlord") and ProCyte Corporation ("Tenant").

RECITALS

Landlord and Tenant are parties to that certain Lease dated August 30, 1993, as amended by First Amendment dated January 17, 1994, (collectively, the "Lease") for certain premises located at 8511 154th Avenue NE, Redmond, WA 98052 (the "Premises").

The parties wish to amend the Lease all as more fully set forth herein.

AGREEMENT

Now, therefore, for good and valuable consideration the parties hereto agree as follows:

1. As used herein the "Second Amendment Effective Date" shall be March 1, 1997.

2. On the Second Amendment Effective Date, Section 1.04 of the Lease shall be deemed amended to include therein that property shown in cross-hatching on Exhibit A hereto, for a total rentable square footage of the Property of 32,750 rentable square feet which constitutes 90% of the Project.

3. The Lease term as set forth in Section 1.05 of the Lease is hereby extended to and including June 30, 2007. Additional Rent as defined in Section 4.01 of the Lease shall be applied to the additional 16,097 sf expansion space effective July 1, 1997.

4. In reference to Section 1.09 of the Lease, each party represents and warrants that there is no broker involved in the Second Amendment.

5. On or before the Expiration Date of the Letter of Credit, Tenant shall deposit such additional funds as are necessary to make the cash security deposit held by Landlord pursuant to Section 1.11 of the Lease total $35,782.

6. The Base Rent as set forth in Section 1.13 of the Lease is hereby amended to be that Base Rent set forth in Exhibit B hereto.

7. Section 4.05 (c) is hereby superseded and extinguished. Landlord grants to Tenant and Tenant's customers, suppliers, employees and invitees, a non-exclusive license to use the designated parking areas in the Project on a pro-rata basis for the use of motor vehicles during the term of this Lease. Landlord reserves the right at any time to grant similar non-exclusive use to other tenants, to promulgate rules and regulations relating to the use of such parking areas, including reasonable restrictions on parking by tenants and employees, to designate specific spaces for the use of any tenant, to make changes in the parking layout from time to time, and to establish reasonable time limits on parking. Overnight parking is prohibited and any vehicle violating this or any other vehicle regulation adopted by Landlord is subject to removal at the owner's expense.

8. Landlord shall make up to Six Hundred Thousand Dollars ($600,000) (the "Second Amendment Allowance") available to reimburse Tenant for actual out-of-pocket costs paid to third parties for designing, permitting, coordinating, and constructing Tenant improvements to the Premises between the Second Amendment Effective Date and September 1, 1997. From the Second Amendment Allowance, up to $10,000 shall be deducted for Landlord's consultant's review of Tenant's plans and specifications and for Landlord's coordination of Tenant improvements. Such tenant improvements shall be constructed pursuant to the standards and

procedures of Rider 1 to the Lease provided that the delivery of proposed contract documents to Landlord pursuant to the first sentence of Section 3.3.1 of Rider 1 shall be at such time as Tenant determines in its discretion and provided further that Section 7 of Rider 1 is deleted and replaced by this Second Amendment, and reimbursement to Tenant for actual out-of-pocket costs paid to third parties shall be made within thirty (30) days after submission by Tenant of applicable invoices and certification by Tenant that it has accepted the applicable work.

9. Rider 2 to the Lease is deleted and substituted therefore is "Rider 2/Second Amendment" attached as Exhibit C hereto.

10. Rider 4 of the Lease and Section 17.01 of the First Amendment and its attached Option Agreement are hereby superseded and extinguished. There is hereby created a new Rider 5 to the Lease "Right of First Opportunity" attached as Exhibit D hereto.

11. As a condition of Landlord's reimbursement obligations under Section 7, Tenant shall procure an "irrevocable" letter of credit in favor of Landlord in the amount of $225,000, securing Tenant's full and timely performance of all of Tenant's obligations under the Lease to the same extent and in the same manner as Security Deposits pursuant to Section 13.03 of the Lease. The amount of the letter of credit shall decline on every anniversary of its issuance by $45,000 and it shall expire on the fifth anniversary of its issuance, and Tenant may take such steps as may be appropriate to amend or cancel and reissue such letter of credit to reflect such declining balance and expiration. Such letter of credit shall be in such form as will allow the "confirming bank" to issue a confirmation advice in the form attached hereto as Exhibit E. Landlord represents to Tenant that this form is commercially available, and if such form of confirmation advice (or irrevocable letter of credit) is commercially unavailable, Tenant may substitute the closest practicable form of "Irrevocable Letter of Credit" acceptable to Landlord in its reasonable discretion. Landlord shall be entitled to draw upon the Letter of Credit in the same manner and with the same procedures as draws upon Security Deposits pursuant to Section 13.03 of the Lease.

expired

TEACHERS INSURANCE & ANNUITY ASSOCIATION

By: [signature]
JAMES P. GAROFALO

Its: Assistant Secretary

PROCYTE CORPORATION

By: [signature]

Its: Mar 6 1997

Y:\WP\WHB\0715\008A007A.WHB
3/6/97

STATE OF New York)
) ss.
COUNTY OF New York)

I certify that I know or have satisfactory evidence that ______________________ signed this instrument, on oath stated that (he/she) was authorized to execute the instrument and acknowledged it in (his/her) capacity as ______________________ of TEACHERS INSURANCE & ANNUITY ASSOCIATION to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated this 1st day of April, 1997.

Gladys Bolella
(Signature)
GLADYS BOLELLA
Notary Public, State of N.Y.
No. 01BO4922705
Qualified in Rich County
Commission Expires 3/14/98
(Print Name)
Notary Public, in and for the State
of __________, residing at __________
My Commission Expires __________

1.

STATE OF Washington)
) ss.
COUNTY OF King)

I certify that I know or have satisfactory evidence that John F. Clifford signed this instrument, on oath stated that (he/she) was authorized to execute the instrument and acknowledged it in (his/her) capacity as President and CEO of PROCYTE CORP. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated this 6 day of March, 1997.

[Signature]
(Signature)
Lisa C. Rowe
(Print Name)
Notary Public, in and for the State
of Wash, residing at Bellevue
My Commission Expires 6/24/00

LISA C. ROWE
COMMISSION EXPIRES 6-24-00
NOTARY PUBLIC
STATE OF WASHINGTON

Y:\WP\WHB\0715\008A007A.WHB
3/6/97

EXHIBIT A

DIAGRAM OF THE PROPERTY



FIRST FLOOR
WESTPARK BUILDING A
REDMOND, WA
SCALE:



WESTPARK BUILDING A
SECOND FLOOR
REDMOND, WA

EXHIBIT A-1

EXPANSION SPACE


WESTPARK BUILDING A
SECOND FLOOR
REDMOND, WA

EXHIBIT B

BASE RENT

March 1997	$10,650.00
April '97 - June '97	$10,914.00
July '97 - December '97	$30,341.00
January '98 - March '98	$5,139.00
April '98 - December '98	$31,513.00
January '99 - March '99	$32,109.00
April '99 - July '00	$32,339.00
August '00 - June '02	$34,936.00
July '02 - June '05	$32,828.00
July '05 - July '07	$35,782.00

8/1/00
7/31/07

EXHIBIT C

RIDER 2 - SECOND AMENDMENT

The terms used in this Rider shall have the same definitions as set forth in the Lease. The provisions of this Rider shall prevail over any inconsistent or conflicting provisions of the Lease.

1. Tenant is granted the right to extend the term of this Lease beyond the expiration date of the initial Lease Term for one (1) period of sixty (60) months (each an "Extended Term"). If Tenant has defaulted in its obligations under this Lease, and failed to cure such defaults within any applicable cure period, then Tenant's right to extend the Lease for the Extended Terms shall automatically terminate. Tenant's rights to extend the Lease are personal to Tenant and may not be exercised by any subtenant or assignee of Tenant. Tenant's extension rights shall apply to all of the Property under lease to Tenant at the time. From and after the commencement of an Extended Term, all of the terms, covenants, and conditions of the Lease shall continue in full force and effect as written, except that Base Rent for the Extended Term shall be equal to equal to the market rate (referencing comparable terms such as comparable pass-throughs and concessions) for a sixty (60) month term for comparably improved space in the Willows/Marymoor High-Tech/Office Park market which space shall be presumed to be improved only with office and warehouse tenant improvements similar to those provided by Landlord in WestPark for similarly situated office and warehouse space, and further assuming that the Premises are improved as thirty-five percent (35%) office and sixty-five (65%) warehouse; provided that in no event shall the monthly Base Rent plus pass throughs for an Extended Term be less than the monthly Base Rent plus pass throughs for the last month of the term immediately preceding the Extended Term. Fair Market Rent shall be determined as set forth below.

2. To preserve its option to extend the Lease Term, Tenant shall give Landlord written notice of its election to commence extension proceedings (the "Extension Election") not less than eight (8) months prior to the first day of the applicable Extended Term.

3. If Tenant makes an Extension Election, the parties shall promptly meet to attempt to agree on Fair Market Rent. If they are unable to reach agreement within sixty (60) days after Tenant's Extension Election, then Tenant shall give Landlord written notice, within ten(10) days after expiration of the sixty (60) day period, electing either to rescind its Extension election or to arbitrate the Fair market Rent as provided below, Failure of Tenant to give notice shall be deemed an election to rescind.

4. If the parties are unable to reach agreement on Fair Market Rent during the period specified in Section 3 of this Rider and Tenant elects arbitration as provided therein, then within ten (10) days after Tenant's election, each party shall advise the other in writing of the name and address of its arbitrator. The arbitrator shall be qualified as a real estate appraiser with at least ten (10) years experience with rental rates in Willows/Marymoor High-Tech/Office Park market who would qualify as an expert witness. Within ten (10) days after receipt of such notice from the initiating party (the "Instigator") designating its arbitrator, the other party (the "Recipient") shall give notice to Instigator, specifying the name and address of the person designated by Recipient to act as arbitrator on its behalf who shall be similarly qualified. If Recipient fails to notify Instigator of the appointment of its arbitrator, within or by the time above specified, then the arbitrator appointed by Instigator shall be the arbitrator or determine the issue. The duty of the arbitrator(s) shall be to determine the Fair Market Rent based solely on rental rates in the Willows/Marymoor High-Tech/Office market. If the two (2) arbitrators are so chosen the arbitrators so chosen shall meet within ten (10) days after the second arbitrator is appointed and, if within ten (10) days after such first meeting the two arbitrators shall be unable to agree promptly upon a determination of Fair Market Rent, they, themselves, shall appoint a third arbitrator, who shall be a competent and impartial person with qualifications similar to those required of the first two arbitrators. If they are unable to agree upon such appointment within five (5) days after expiration of said ten (10) day

period, then either party, on behalf of both, may request appointment of such a qualified person by the then presiding judge of King County Superior Court acting in his/her private non-judicial capacity, and the other party shall not raise any question as to such Judge's full power and jurisdiction to entertain the application for and make the appointment, and the parties agree to indemnify and hold the presiding judge fully and completely harmless from and against all claims arising out of the presiding judge's appointment of an arbitrator.

The three (3) arbitrators shall decide the dispute, if it has not been previously resolved, by following the procedure set forth in this Rider. The arbitrator selected by each of the parties shall state in writing his/her determination of the Fair Market Rent supported by the reasons therefore with counterpart copies to each party. The arbitrators shall arrange for a simultaneous exchange of such proposed resolutions. The role of the third arbitrator shall be to select which of the two proposed resolutions most closely approximates his/her determination of Fair Market Rent. The third arbitrator shall have no right to propose a middle ground or any modification of either of the two proposed resolutions. The resolution he/she chooses as most closely approximating his/her determination shall constitute the decision of the arbitrators and be final and binding upon the parties. The arbitrators shall attempt to decide the issue within thirty (30) days after the appointment of the third arbitrator. Any decision in which the arbitrator appointed by Landlord and the arbitrator appointed by Tenant concur shall be binding and conclusive upon the parties. Each party shall pay the fee and expenses of its respective arbitrator and both shall share equally the fee and expenses of the third arbitrator, if any, and the attorneys' fees and expenses of counsel for the respective parties and of witnesses shall be paid by the respective party engaging such counsel or calling such witnesses. The arbitrators shall render their decision and award in writing with counterpart copies to each party. The arbitrators shall have no power to modify the provisions of this Lease. Time is of the essence in this Rider.

EXHIBIT D

FIRST RIGHT OF OPPORTUNITY

The terms used in this Rider shall have the same definitions as set forth in the Lease. The provisions of this Rider shall prevail over any inconsistent or conflicting provisions of the Lease.

This Right of First Opportunity shall apply to the area shown in crosshatching on Exhibit A-1 hereto and labeled "Expansion Space." At such time as Landlord intends to offer all or part of the Expansion Space for lease, Landlord shall so notify Tenant, which notice shall include the terms (rate, term, etc.) on which Landlord intends to offer the Expansion Space or part thereof (the "offered Space"). If Landlord is offering a portion of the Expansion Space in conjunction with other, adjacent space, Landlord may designate the entirety of such offered space as the Offered Space. Tenant shall have five (5) days from receipt of such notice to notify Landlord that Tenant agrees to enter into a lease for the Offered Space on the terms stated in Landlord's notice or to enter into a lease for the Offered Space on such other terms as may be mutually agreeable to Landlord and Tenant in their sole discretion. The Right of First Opportunity shall be exercisable by Tenant only if Tenant is in possession of the Premises under this Lease and is not then nor has ever been in default under this Lease. Notwithstanding any other provision of this Section, this Right of First Opportunity shall expire on the 124th monthly anniversary of the extended Lease Term.

EXHIBIT E

CONFIRMATION ADVICE FORM

Confirmation Advice
(Draft for Discussion Purposes Only)

Date:

Confirming Bank:
(Insert Name and Address)

Issuing Bank:
(Insert Name and Address)

Teachers Insurance & Annuity Association (or Subsidiary Owner)
730 Third Avenue
New York, NY 10017

Dear Sirs:

At the request of the Issuing Bank indicated above, we quote below their Irrevocable Letter of Credit established in your favor.

QUOTE

We hereby establish our Irrevocable Letter of Credit No. _____________ (the "Letter of Credit" in your favor for the account of (Tenant) of ____________ for up to an aggregate amount of US $___________________ (_______________U.S. Dollars) available by your sight draft(s) drawn on Specify Name of Issuing Bank accompanied by this original Letter of Credit.

Partial draw downs are permitted.

This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1995 Revision) International Chamber of Commerce Publication No. 500.

We hereby agree that drafts drawn in accordance with the terms stipulated herein will be duly honored upon presentation and delivery of this original Letter of Credit and your sight draft if presented to (Specify bank department and address of Confirming New York City bank) on or before (Enter expiration date) on which date this Letter of Credit expires.

This Letter of Credit shall be automatically extended without amendment for an additional period of one year from the present and each future expiration date, unless at least 90 days prior to that date (specify name of Issuing Bank) provides written notice by hand delivery to:

Teachers Insurance and Annuity Association (or Subsidiary Owner)
Managing Director
Mortgage & Real Estate

and a copy to:

Vice President and Chief Counsel
Mortgage & Real Estate

at the above address that (Specify Name of Issuing Bank) elects not to renew their Letter of Credit.

(Specify name of Issuing Bank) Letter of Credit No. _______ and
(specify name of confirming Bank) Confirmation No. ___________ must be quoted on all drafts presented under this Letter of Credit.

UNQUOTE

EXHIBIT E
CONTINUED

We hereby irrevocably confirm the above referenced Letter of Credit and thereby undertake to pay on sight all drafts drawn and presented as specified therein on or before (Specify expiration date on which Letter of Credit expires) and any automatically extended date of the letter of Credit.

This confirmation shall be deemed automatically extended without amendment for one year from the expiration date or any future expiration date of the above referenced letter of Credit, unless we shall notify you at least 90 days prior to the expiration of this Confirmation by hand delivery to:

Teachers Insurance and Annuity Association (or Subsidiary Owner)
Managing Director
Mortgage & Real Estate

and a copy to:

Vice President and Chief Counsel
Mortgage & Real Estate

that we have elected not to renew this Confirmation for such an additional period and that (Specify name of Issuing Bank) does not intend to renew the Letter of Credit as stipulated under the terms of the Letter of Credit.

Very Truly yours,

Authorized Signature
Confirming Bank

ORIGINAL

THIRD AMENDMENT TO LEASE

This THIRD AMENDMENT TO LEASE (this "Third Amendment") is made this 11th day of July, 2001, by and between TIAA REALTY, INC., a Delaware corporation as successor to Teachers Insurance and Annuity Association, a New York corporation ("Landlord") and ProCyte Corporation ("Tenant").

RECITALS

Landlord is the landlord and Tenant is the tenant under that certain Lease dated August 30, 1993, as amended by First Amendment dated January 17, 1994, as amended by Second Amendment dated February 28, 1997 (collectively, the "Lease") for premises located at 8511 154th Avenue NE, Redmond, Washington, 98052, Building A, Unit 8511 (the "Initial Premises"). As used herein the "Amended Lease" shall mean the Initial Lease; and the "Lease" shall mean the Amended Lease as further amended by this Third Amendment.

The parties desire to further amend the Amended Lease and effective the 11th day of July, 2001, the portions of the Lease as numbered below shall be amended to read as follows:

Except as otherwise specifically defined herein all capitalized terms shall have the meanings assigned in the Amended Lease.

1.11 Security Deposit shall total $35,782.00 of which $9,399.00 has been previously deposited with Landlord.

All other terms and conditions of the above described Lease shall remain in full force and effect except Paragraph 5 of the Second Amendment as referenced above shall be deleted in its entirety.

Landlord: TIAA Realty, Inc.

By: Teacher's Insurance & Annuity Association of America, a New York corporation, its authorized representative.

By [signature]

Its JAMES P. GAROFALO
Assistant Secretary

Tenant: ProCyte Corporation

By: [signature]

Its: Chairman & CEO

STATE OF New York)
)ss.
COUNTY OF New York)

I certify that I know or have satisfactory evidence that Jane P. Garofalo is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the Ass't Secy of Teachers Insurance & Annuity Association of America, Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated: 8/10/01

MARIAN USELOFF
NOTARY PUBLIC, State of New York
No. 01US4671828
Qualified in New York County
Commission Expires March 30, 2002

Marian Useloff
(Signature)

Marian Useloff
(Print Name)
Notary Public, in and for the State of NY, residing at NY Co.
My Commission Expires 3/30/02

STATE OF Washington)
)ss.
COUNTY OF King)

I certify that I know or have satisfactory evidence that John F. Clifford is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the ______________ of ProCyte Corporation. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated: 9/12/01

MONIQUE L. SIRON
COMMISSION EXPIRES
NOTARY
PUBLIC
OCTOBER 9, 2001
STATE OF WASHINGTON

Monique L. Siron
(Signature)

Monique L. Siron
(Print Name)
Notary Public, in and for the State of Washington residing at Issaquah, WA
My Commission Expires 10/9/01

ORIGINAL

FOURTH AMENDMENT TO LEASE

This FOURTH AMENDMENT TO LEASE (this "Fourth Amendment") is made this 28th day of October 2002, by and between TIAA REALTY, INC., a Delaware corporation, as successor in interest to Teachers Annuity & Insurance Association, a New York corporation ("Landlord"), and PROCYTE CORPORATION, a Washington corporation ("Tenant").

RECITALS

Landlord is the landlord and Tenant is the tenant under that certain Lease dated August 30, 1993 (the "Initial Lease"), for premises located at 8511 154th Avenue NE, Redmond, Washington 98052, Building A, Unit 8511 (the "Initial Premises"), as modified by First Amendment to Lease dated for reference purposes January 17, 1994 (the "First Amendment"), Second Amendment to Lease dated for reference purposes February 28, 1997 (the "Second Amendment"), and Third Amendment to Lease dated for reference purposes July 11, 2001 (the "Third Amendment"). As used herein, the "Amended Lease" shall mean the Initial Lease as modified by the First Amendment, Second Amendment, and Third Amendment; and the "Lease" shall mean the Amended Lease as further amended by this Fourth Amendment.

The parties desire to amend the Amended Lease to add expansion premises located at 8525 154th Avenue NE, Redmond, Washington, 98052, Building A, Unit 8525 (the "Expansion Premises"), which consist of an agreed 1,782 rentable square feet, and to make certain other modifications all as more fully set forth herein.

Except as otherwise specifically defined herein all capitalized terms shall have the meanings assigned in the Amended Lease.

AGREEMENT

In furtherance of the Recitals set forth above, which are incorporated herein by reference, and in consideration of the mutual promises and covenants set forth below, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties acknowledge and agree to the following:

1. Section 1.04 of the Initial Lease is hereby amended to include the Expansion Premises for a term ("Expansion Space Term") commencing on November 15, 2002 ("Expansion Space Addition Date"), or such earlier or later date as provided in the following Section 3, and ending on the later of November 30, 2005 or the last day of the thirty-sixth (36th) full calendar month following the Expansion Space Addition Date ("Expansion Space Expiration Date").

2. Landlord shall construct improvements (the "Expansion Space Improvements") in the Expansion Premises as set forth in the attached Exhibit C.

3. If the Expansion Space Improvements are not substantially complete (as such term is used in the construction industry) by November 15, 2002, then the Expansion Space Addition Date shall be the first to occur of the following events: i) the date upon which Landlord notifies Tenant that the Expansion Space Improvements are substantially complete, ii) the date on which Tenant takes possession or commences beneficial occupancy of the Expansion Premises, or iii) if substantial completion of the Expansion Space Improvements is delayed due to Tenant's failure to perform its obligations (e.g. failure to select finishes or provide similar information), then the date determined by Landlord at the date upon which the Expansion Space Improvements would have been substantially complete but for Tenant's failure to perform. If the Expansion Space Addition Date is later than November 15, 2002, this Fourth Amendment shall not be void or voidable nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom. All provisions of the Lease, other than those relating to payment of base monthly rent and additional rent, shall become effective as to the Expansion Premises on the date Tenant or its officers, agents, employees or contractors is first present on the Expansion Premises for construction or move in purposes.

4. During the Expansion Space Term, the Premises Area set forth in Section 1.04 of the Lease shall be deemed amended to be an agreed 34,532 rentable square feet.

5. Effective on the Expansion Space Addition Date, the Base Monthly Rent for the Expansion Premises shall be as follows (months refer to period through the applicable full calendar month):

Dates	Base Monthly Rent
Expansion Space Addition Date through Month 23	$2,228.00 per month
Month 24 through Month 36	$2,495.00 per month

Notwithstanding the foregoing, Tenant shall not owe any Base Monthly Rent for the Expansion Premises for the sixty (60) calendar days following the Expansion Space Addition Date. Base Monthly Rent owed by Tenant for any partial month following the end of such sixty (60) calendar day period shall be pro-rated.

6. From and after the Expansion Space Addition Date, the Security Deposit pursuant to Section 1.11 of the Lease shall be $38,277, of which $35,782 has previously been deposited with Landlord. The balance due ($2,495) shall be paid to Landlord by Tenant on or before the Expansion Space Addition Date. Provided Tenant is not then in default, the Security Deposit shall be reduced back to $35,782 as of the Expansion Space Expiration Date, and the balance of $2,495 shall be applied as a credit against the next owing payment of Base Monthly Rent for the Premises.

7. As of the Expansion Space Expiration Date, the Expansion Premises shall be deemed removed from the Premises and Tenant shall surrender the Expansion Premises to Landlord in the condition existing as of the Expansion Space Addition Date. Base Monthly Rent for the Premises after the Expansion Space Expiration Date shall be as set forth in the Amended Lease.

8. Except as modified herein, all other terms and conditions of the Amended Lease shall remain in full force and effect.

9. This Fourth Amendment and the Amended Lease constitute the entire agreement between Landlord and Tenant with respect to the subject matter of this Fourth Amendment.

Landlord: TIAA Realty, Inc. a Delaware corporation

By: Teachers Insurance & Annuity Association of America, a New York corporation, its authorized representative.

By [signature]

JAMES P. GAROFALO

Its Assistant Secretary

Tenant: Procyte Corporation, a Washington corporation

By: [signature]

Its: CFO

EXHIBIT C
(Premises Condition)

BLDG/UNIT: A 8525

QUANTITY AND/OR SIZE
HEIGHT, LENGTH, ETC.

ITEM:

______ STANDARD IMPROVEMENTS ONLY

______ STANDARD IMPROVEMENTS PLUS THOSE SHOWN BELOW

XX SPACE TAKEN "AS-IS" with the following improvements.

PARTITIONS: Landlord shall remove the built-in wood wall in west office of the Expansion Premises.

CEILINGS: NA

DOORS: Landlord shall install a building standard single front door to replace the existing double door entry in the Expansion Premises.

FLOOR COVERING: Landlord shall install building standard carpet in Expansion Premises.

PLUMBING: NA

LIGHTS: NA

SWITCHES: NA

WALL ELECTRICAL OUTLETS: NA

TELEPHONE OUTLETS: NA

AIR CONDITIONING OR VENT FAN: NA

AIR CONDITIONING HOOK UP: NA

WATER HEATER: NA

PAINTING: NA

OTHER: Landlord shall install building standard glass insets in two existing doors within the office portion of the Expansion Premises.

STATE OF New York)
)ss.
COUNTY OF New York)

I certify that I know or have satisfactory evidence that JAMES P. GAROFALO signed this instrument, on oath stated that (he/she) was authorized to execute the instrument and acknowledged it in (his/her) capacity as the ASSISTANT SECRETARY of Teachers Insurance & Annuity Association of America, Inc., the authorized representative of TIAA REALTY, INC., to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

GIVEN under my hand and official seal this 21ST day of Jan, 2002.

Dated: 11-21-02.

LORETTA M. MONAHAN
Notary Public, State of N.Y.
No. 01M06001475
Commission Expires 1/12/2006

Loretta M. Monahan
(Signature)
Loretta M. Monahan
(Print Name)
Notary Public, in and for the State of , NY
residing at BRONX
My Commission Expires 1-12-2006

STATE OF Washington)
)ss.
COUNTY OF King)

I certify that I know or have satisfactory evidence that Robert Benson is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the CFO of Procyte Corporation to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated: 11/5/02.

JUDY SAWALL
COMMISSION EXPIRES
NOTARY
PUBLIC
3-19-06
STATE OF WASHINGTON

Judy Sawall
(Signature)
JUDY SAWALL
(Print Name)
Notary Public, in and for the State Washington
residing at County of King
My Commission Expires 3/19/06

S:\krutherf\lease\bpdocs\westpark\lse-addition wp.doc

ORIGINAL

FIFTH AMENDMENT TO LEASE

This FIFTH AMENDMENT TO LEASE (this "Fifth Amendment") is made this 20 day of October, 2004, by and between TIAA REALTY, INC., a Delaware corporation ("Landlord") and PROCYTE CORPORATION, a Washington corporation ("Tenant").

RECITALS

A. Landlord is the landlord and Tenant is the tenant under that certain Lease dated August 30, 1993 (the "Initial Lease"), as modified by First Amendment to Lease dated for reference purposes January 17, 1994 (the "First Amendment"), Second Amendment to Lease dated for reference purposes February 28, 1997 (the "Second Amendment"), Third Amendment to Lease dated for reference purposes July 11, 2001 (the "Third Amendment"), and Fourth Amendment to Lease dated for reference purposes October 28, 2002 ("Fourth Amendment") (collectively the "Lease").

B. The Lease is for premises located at 8511 154th Avenue NE, Redmond, Washington 98052, Building A, Units 8511 (the "Initial Premises") and 8525 (the "Expansion Premises") (collectively the "Premises"). The legal description of the land on which the Premises are located is attached hereto as Exhibit A.

C. The parties desire to amend the Lease to terminate the Lease with respect to that portion of the Initial Premises shown in cross hatching on Exhibit B (the "Deleted Area") leaving the portion shaded on Exhibit B. The Initial Premises, the Expansion Premises and the Deleted Area are designated on Exhibit B

D. Except as otherwise specifically defined herein all capitalized terms shall have the meanings assigned in the Lease.

AGREEMENT

Now, therefore, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties acknowledge and agree to the following:

1. On the date on which the contingency described in Section 12 has occurred (the "Fifth Amendment Effective Date"), the Lease shall terminate with respect to the Deleted Area as though the expiration date for the Deleted Area were the Fifth Amendment Effective Date, and Tenant shall surrender the Deleted Area broom clean and in the condition existing on October 15, 2004, except that Tenant shall have removed from the Deleted Area the Hazardous Materials as set forth in Section 2 below. Except for the obligation to remove Hazardous Materials as described in the preceding sentence, Tenant shall not be bound by any of the obligations set forth in Sections 6.04, 6.05 and 6.06 of the Lease with respect to the restoration or the condition of the Deleted Area.

2. Prior to the Fifth Amendment Effective Date, Tenant shall at its sole cost and expense remove from the Deleted Area all Hazardous Materials (as defined below), except those materials which ICOS Corporation is purchasing from Tenant in the asset purchase and sale transaction, in compliance with applicable laws and regulations. Upon completion of such removal and in any event prior to the Fifth Amendment Effective Date Tenant shall provide Landlord with a certification from Tenant that it has completed all removal of Hazardous Materials required of it under the preceding sentence.

3. As used herein, the term "Hazardous Materials" means and includes any substance, material, waste, pollutant, or contaminant that is or could be regulated under any Environmental Requirement or that may adversely affect human health or the environment, including, without limitation, any solid or hazardous waste, hazardous substance, asbestos, petroleum (including crude oil or any fraction thereof), natural gas, synthetic gas, polychlorinated biphenyls (PCBs), radioactive material, viruses and bioengineered materials, pharmaceuticals, Medical Waste as defined in 42 U.S.C. 6992 (1998) or any comparable law, drugs and other medical or research items and substances and any and all materials used in biomedical research for which special reporting, handling (including special security measures to prevent theft or misuse) and/or disposal is required. The term "Environmental Requirements" means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, permits, authorizations, orders, policies or other similar requirements of any governmental authority, agency or court regulating or relating to health, safety, or environmental conditions on, under, or about the Premises or the environment and all industry standards, including, without limitation, the following: the Comprehensive Environmental Response, Compensation and Liability Act; the Clean Air Act; the Clean Water Act; the Toxic Substances Control Act, the Chemical Hazards Regulation, the Transportation of Dangerous Goods Control Act and Regulation, and the Occupational Health and Safety Act and all state and local counterparts thereto; including but not limited to all applicable Washington requirements, including, but not limited to, the Washington Model Toxics Control Act, the Washington Industrial Safety and Health Act, and any policies or rules promulgated thereunder as well as any County or City ordinances (including King County waste management ordinances and regulations) that may operate independent of, or in conjunction with, the State programs, as well as the standards, policies and procedures set forth in the CDC/NIH publication *Biosafety in Microbiological and Biomedical Laboratories*.

4. From and after the Fifth Amendment Effective Date, the rentable square footage of the Initial Premises shall be deemed to be 12,182 square feet, the rentable square footage of the Expansion Premises shall be deemed to be 1,727 square feet, and the rentable square footage of the Project shall be deemed to be 40,898 square feet, and all calculations in the Lease based on square footages or Tenant's pro rata share shall be based on these square footages, except for Base Monthly Rent which will be adjusted as set forth in Sections 5 and 6 below.

5. From the Fifth Amendment Effective Date through June 30, 2005, the Base Monthly Rent for the Initial Premises shall be $14,462, and from July 1, 2005 through the expiration date of the Lease, the Base Monthly Rent for the Initial Premises shall be $15,240. The parties confirm that the Lease will expire with respect to the Initial Premises on June 30, 2007.

6. The Base Monthly Rent for the Expansion Premises shall be as set forth in the Fourth Amendment (including January 1, 2005 adjustment). The parties confirm that the Lease will expire with respect to the Expansion Premises on December 31, 2005.

7. Upon full execution of this Fifth Amendment, Landlord, at its sole expense, will promptly commence and diligently pursue construction of a demising wall in the location shown as "Demising Wall" on Exhibit B. Landlord will install one building-standard door between the office and the warehouse premises of the newly-demised space as determined by Tenant and approved by Landlord. Landlord will construct the demising wall in accordance with all applicable building codes and construction standards commonly used for demising walls in similarly situated office/warehouse space. Landlord will use reasonable best efforts to construct the demising wall in such a manner and at such times as will minimize interference with Tenant's normal business activities. The completion date of the demising wall will not affect the Fifth Amendment Effective Date.

8. From and after the Fifth Amendment Effective Date, Tenant shall not be allowed to have any exterior storage trailer or container on the Project, except in connection with reasonable commercial use for loading and unloading.

9. On the Fifth Amendment Effective Date, Section 6.06(b) of the Initial Lease shall be deemed deleted.

10. Tenant will maintain the current security deposit level of $38,277 throughout the remainder of the term; however, should Tenant vacate the Expansion Premises, the security deposit shall be lowered by $2,495 as described in paragraph 6 of the Fourth Amendment.

11. This Fifth Amendment constitutes the entire agreement between Landlord and Tenant with respect to the subject matter of this Fifth Amendment.

12. This Fifth Amendment is contingent on Landlord entering into a lease with ICOS Corporation for the Deleted Area on terms and conditions satisfactory to Landlord in its discretion. If Landlord has not entered into such a lease by November 1, 2004, this Fifth Amendment shall be deemed null and void.

13. From and after the Fifth Amendment Effective Date, all references to the defined terms: (a) "Initial Premises" and "Expansion Premises" will exclude the Deleted Area, and (b) "Property" and "Premises" will mean the Initial Premises and the Expansion Premises as defined in this Section 13.

14. This Amendment may be executed in counterparts, and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument. The delivery of this Amendment by Landlord to Tenant shall not be deemed to be an offer and shall not be binding upon either party until executed and delivered by both parties.

15. Except as specifically set forth herein, the Lease is and remains unmodified, in full force and effect and binding on the parties.

Landlord: TIAA Realty, Inc., a Delaware corporation

By: Teachers Insurance & Annuity Association,
a New York corporation, as
authorized representative

By: [signature]
~~James Garofalo~~ Mario Minbelli

Its: Assistant Secretary

Tenant: ProCyte Corporation, a Washington corporation

By: ______________________

Its: ______________________

13. From and after the Fifth Amendment Effective Date, all references to the defined terms: (a) "Initial Premises" and "Expansion Premises" will exclude the Deleted Area, and (b) "Property" and "Premises" will mean the Initial Premises and the Expansion Premises as defined in this Section 13.

14. This Amendment may be executed in counterparts, and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument. The delivery of this Amendment by Landlord to Tenant shall not be deemed to be an offer and shall not be binding upon either party until executed and delivered by both parties.

15. Except as specifically set forth herein, the Lease is and remains unmodified, in full force and effect and binding on the parties.

Landlord: TIAA Realty, Inc., a Delaware corporation

By: Teachers Insurance & Annuity Association,
a New York corporation, as
authorized representative

By: ____________________
James Garofalo
Its: Assistant Secretary

Tenant: ProCyte Corporation, a Washington corporation

By: Robert W Bom

Its: CHIEF FINANCIAL OFFICER

[/008a014f pro]

Landlord:

STATE OF *New York*)
) ss.
COUNTY OF *New York*)

I certify that I know or have satisfactory evidence that ~~James P. Garofalo~~ *Mario Mirabelli* signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it in his capacity as ~~Assistant Secretary~~ *authorized signatory* of Teachers Insurance & Annuity Corporation, authorized representative of TIAA REALTY, INC., to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

GIVEN under my hand and official seal this _____ day of October, 2004.

____
NOTARY PUBLIC in and for the
State of ____________________, residing
at ______________________________;
My commission expires: ________________
____
[Type or Print Notary Name]

Tenant:

STATE OF *Washington*)
) ss.
COUNTY OF *King*)

I certify that I know or have satisfactory evidence that *Robert Benson* signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it in his/her capacity as *CFO* of ProCyte Corporation, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

GIVEN under my hand and official seal this *21st* day of October, 2004.

Vicki A. Berry
NOTARY PUBLIC in and for the
State of *Washington*, residing
at *King County*;
My commission expires: *December 11, 2007*
Vicki A. Berry
[Type or Print Notary Name]

VICKI A. BERRY
COMMISSION EXPIRES
NOTARY PUBLIC
12-11-07
STATE OF WASHINGTON

Landlord:

STATE OF New York)
) ss.
COUNTY OF New York)

I certify that I know or have satisfactory evidence that ~~James P. Garofalo~~ Mario Mirabelli signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it in his capacity as ~~Assistant Secretary~~ authorized signatory of Teachers Insurance & Annuity Corporation, authorized representative of TIAA REALTY, INC., to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

GIVEN under my hand and official seal this 21st day of October, 2004.

____
NOTARY PUBLIC in and for the
State of New York, residing
at New York;
My commission expires: July 2007
Tekecia Reynolds
[Type or Print Notary Name]

Tekecia Reynolds
TEKECIA REYNOLDS
Notary Public, State of New York
No. 24-5009024
Qualified in New York
Commission Expires 7/3/2007

Tenant:

STATE OF)
) ss.
COUNTY OF)

I certify that I know or have satisfactory evidence that ____________ signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it in his/her capacity as ___________________ of ProCyte Corporation, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

GIVEN under my hand and official seal this _____ day of October, 2004.

____
NOTARY PUBLIC in and for the
State of ______________________, residing
at ______________________________;
My commission expires: ________________
____
[Type or Print Notary Name]

EXHIBIT A
LEGAL DESCRIPTION


N
D
A
G-1
E
B
G-2
H
F
C
154TH AVE.
TO S.R. 520
85TH STREET
L
M
K
N
P
SAMMAMISH RIVER

LEGAL DESCRIPTION: (Building A)

Lot A, WestPark, a Binding Site Plan, according to the Plat thereof, recorded in Volume 137 of Plats, Pages 85 through 88, inclusive, and recorded under Recording No. 8706220570, in King County, Washington.

EXHIBIT B
DIAGRAM OF DELETED AREA, REMAINING PREMISES AND DEMISING WALL TO BE BUILT



BUILDING A
FIRST FLOOR PLAN
WESTPARK
DEMISING WALL
LEGEND:
DELETED PREMISES
REMAINING PREMISES
INITIAL PREMISES

EXHIBIT B
DIAGRAM OF DELETED AREA, REMAINING PREMISES AND DEMISING WALL TO BE BUILT


BUILDING A
SECOND FLOOR PLAN
WESTPARK
LEGEND:
DELETED PREMISES
REMAINING PREMISES
INITIAL PREMISES
EXPANSION PREMISES